Putnam
High Yield
Total Return
Fund

ANNUAL REPORT

June 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The outlook for high-yield bonds is extremely favorable in our view. We expect moderating U.S. growth with little inflation, thanks largely to Asian economic and currency weakness."

                              -- Jennifer Leichter, lead manager
                                 Putnam High Yield Total Return Fund

* "The fundamentals underpinning the U.S. bond market are as strong as at any time in recent memory. Inflation is low and should stay that way. Economic growth . . . appears to be slowing to a pace less likely to reignite inflation, a fixed-income investor's worst enemy. The Federal Reserve is unlikely to raise interest rates for the foreseeable future. And the growing federal budget surplus is shrinking the supply of bonds. All are conditions that bond buyers generally love."

                              -- The Wall Street Journal, July 6, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

35 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to quality in the aftermath of events in Asia temporarily stalled the U.S. high-yield bond market in late 1997 as investors flocked to the safety of U.S. Treasury issues. But by the time Putnam High Yield Total Return Fund closed its fiscal year on June 30, 1998, the lower-rated high-yield bonds in which your fund invests had taken on a much healthier glow.

The Federal Reserve Board's decision to maintain its hands-off position on interest rates helped reassure investors about economic prospects. But it was the boom in merger and acquisition activity that was the main driver of the high-yield bond market during the period's latter weeks.

In the report that follows, your fund's management team provides greater detail about the market environment in which the fund delivered its positive results. Then the managers offer their views on prospects for the fiscal year that just began.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 19, 1998



Report from the Fund Managers
Jennifer E. Leichter, lead manager
Gail S. Attridge
Charles G. Pohl

Putnam High Yield Total Return Fund's fiscal 1998 proved an idyllic environment for investors taking advantage of the opportunities offered by high-yield bonds. At the beginning of your fund's fiscal year, both the stock and bond markets were performing well, as investors remained convinced that the Federal Reserve Board was unlikely to increase interest rates. As the summer of 1997 continued, it became clear to the Fed and investors alike that U.S. economic growth, while strong, was not accelerating and that inflation remained tame. Since moderate growth and low inflation are the ideal conditions for both bonds and equities, the markets responded accordingly.

During the 12-month period ended June 30, 1998, stocks reached new highs, Treasury bonds rallied substantially, and the appeal of high-yield bonds helped your fund's class A shares deliver a 12.61% return at net asset value (7.32% at public offering price). Your fund's performance at net asset value during the period outpaced the 10.98% return of the First Boston High Yield Index. Performance of other share classes and over longer periods is detailed beginning on page 9.

* FAVORABLE ENVIRONMENT FOR HIGH-YIELD BONDS

The performance of high-yield bonds tend to reflect the strength of the stock market to a greater extent than those of other types of bonds. However, during your fund's fiscal year, high-yield bonds were also buoyed by a healthy bond market. Merger and acquisition activity -- which often leads to credit upgrades -- as well as positive developments in key high-yield industries, such as telecommunications and cable television, also helped bolster high-yield bond returns and propel your fund's performance.

The high-yield market's outperformance during the period was especially noteworthy given the record amount of new high-yield bonds -- close to $115 billion -- issued during 1997. Historically low long-term interest rates and a flattening U.S. yield curve led to still higher issuance levels in 1998 -- $106 billion in the first six months of 1998 compared to $58 billion by midyear 1997. The fact that the market was able to absorb the new issues and still post robust gains speaks to the strong demand that exists for high-yield bonds both in the United States and abroad.

*KEY INDUSTRY SECTOR SELECTION HELPS BOOST PERFORMANCE

Top-performing industries in the high-yield universe during your fund's fiscal year included telecommunications, which performed well based on very positive operating results and high equity valuations; cable television; broadcasting; and finance.

The telecommunications sector, now the largest in the high-yield universe, experienced a number of positive factors during the period. First, favorable regulatory developments improved the market positions of competitive local exchange carriers (CLECs) and specialized mobile radio operators including one of your fund's top holdings, NEXTEL Communications. NEXTEL was one of the market's best-performing issues. The company continued to add subscribers to its digital network at an extraordinary rate. While the securities discussed in this report were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

Another positive factor for the telecommunications sector was the fact that network buildouts and commercial launches of these new technologies proceeded smoothly throughout the year. And finally, merger and acquisition activity in the sector continued at a healthy pace, led by empire builder WorldCom, Inc. A global telecommunications company, WorldCom has established operations in over 50 countries encompassing the Americas, Europe, and the Asia-Pacific region. WorldCom is a premier provider of facilities-based and fully integrated local, long distance, international, and Internet services. Its global networks provide end-to-end connectivity to over 31,000 buildings worldwide. In November 1997, WorldCom announced a definitive merger agreement with MCI Communications Corporation.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications       17.3%

Broadcasting              6.0%

Insurance and finance     5.7%

Oil and gas               5.5%

Food and beverage         3.6%

Footnote reads:
* Based on net assets as of 6/30/98. Holdings will vary over time.

Teleport Communications Group is another example of a fund holding that benefited from the merger and acquisition trend. Teleport was bought at a premium by AT&T during the period. This successful CLEC had provided local phone service nationwide by using wireless and fiber-optic technologies to compete with local phone companies. In the past, long-distance companies have had to pay access charges to local phone companies in order to connect to homes. With the acquisition of Teleport, AT&T can eliminate those charges in many markets.

In the cable television sector, the industry benefited from Microsoft's billion-dollar investment in Comcast Corp. Prior to this event, investors had perceived cable as a mature industry that would gradually lose share to satellite television. The Microsoft investment changed this perception and raised awareness of the industry's new role as the ideal Internet delivery vehicle. Later in the period, AT&T announced plans to acquire TCI, a cable company. Your fund's holdings in the cable sector performed particularly well during the fiscal year.

The broadcasting sector was also fueled by fevered merger and acquisition activity resulting from relaxation of the rules controlling how many stations operators can own. The new rules allow station operators to own multiple stations in individual markets and to own a greater absolute number of stations. There are great economies of scale in owning multiple stations, and this fact motivated a number of players to expand rapidly over the course of your fund's fiscal year through aggressive acquisition campaigns.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR*

HIGH  YIELD

AEP Industries notes 9.875%, 2007
Packaging and containers

Transamerican Energy sr. disc. notes stepped-coupon, zero %, 2002
Oil and gas

Global Crossing Holdings 144A sr. notes 9.625%, 2008
Telecommunications

EMERGING MARKETS

Brazil (Government of) stepped-coupon 5%, 2014

Russia (Government of) deb. principal loans FRB 6.719s, 2020

Korea Development Bank bonds 7.375, 2004

CONVERTIBLE BONDS AND NOTES

Argosy Gaming convertible sub. notes 12%, 2001
Recreation

APP Global Finance (V) Ltd. 144A convertible notes sec. 2%, 2000
Insurance and finance

Hexcel Corp. convertible sub. notes 7%, 2003
Conglomerates

* These holdings represent 7.5% of the fund's net assets as of 6/30/98. Portfolio holdings will vary over time.

*EXPOSURE TO EMERGING-MARKETS AND CONVERTIBLE BONDS REDUCED

Your fund has limited exposure to emerging-markets bonds, which were hard hit by Asia's economic and currency woes during the fund's fiscal year. The intensifying financial crisis in Asia created a premium on higher-quality financial assets, benefiting bond markets in the United States and other developed countries. Consequently, the fund's emerging-markets holdings hindered performance somewhat as the financial crisis in Asia lingered. Russian debt came under pressure as that country negotiated with the International Monetary Fund for financial aid. Asia's resurgent crisis, concerns over fiscal reforms in Russia, and the commencement of the Latin American election cycle have raised risk premiums across the emerging markets.

The outlook for Latin America is more encouraging, with strong recoveries under way in Mexico and Argentina. In Eastern Europe, we believe Poland can potentially have a strong year. We will continue to monitor events in the emerging markets closely over the next several months.

During the period, developments in Asia also had an impact on the convertible securities sector. Select technology, capital goods, aerospace, and service holdings suffered the impact of pervasive weakness in Southeast Asia. We continue to emphasize sectors of the convertible market with low Asian exposure, such as consumer cyclicals and finance.

*OUTLOOK: HIGH-YIELD MARKET FUNDAMENTALS REMAIN STRONG

The outlook for high-yield bonds is extremely favorable in our view. We expect moderating U.S. growth with little inflation, thanks largely to Asian economic and currency weakness. Slowing demand and increased exports from that region should help keep U.S. prices down and the Federal Reserve Board on hold. We believe the underlying fundamentals and credit quality of the high-yield market remain strong, as do mutual fund cash flows and merger activity. Higher coupons are reducing new issuance and default rates remain low.

We plan to focus on diversification, on companies with little exposure to Asia, and on securities with yields attractive relative to their risk levels. Looking ahead, your fund's portfolio will continue to emphasize improving credits in the telecommunications, broadcasting, finance, and health-care industries.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. International investing involves risks including political developments, economic instability, and currency fluctuations. These risks may be increased when investing in emerging markets.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Total Return Fund is designed for investors seeking a combination of high current income and capital appreciation.

TOTAL RETURN FOR PERIODS ENDED 6/30/98

                        Class A           Class B           Class M
(inception date)        (1/2/97)          (1/2/97)          (1/2/97)
                      NAV     POP       NAV     CDSC      NAV     POP
------------------------------------------------------------------------
1 year               12.61%  7.32%     11.78%  6.78%     12.26%   8.64%
------------------------------------------------------------------------
Life of fund         17.46  11.93      16.17  12.17      16.98   13.11
Annual average       11.41   7.86      10.58   8.01      11.10    8.62
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/98

                                    First Boston High       Consumer
                                    Yield Bond Index      Price Index
-------------------------------------------------------------------------
1 year                                    10.98%              1.68%
-------------------------------------------------------------------------
Life of fund                              17.48               2.77
Annual average                            11.38               1.85
-------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower. All returns assume reinvestment of distributions at net asset value (NAV). Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
1/2/97
                 Fund's class A   First Boston High   Consumer Price
Date             shares at POP     Yield Bond Index       Index

1/2/97              9,529              10,000             10,000
6/30/97             9,939              10,585             10,107
6/30/98           $11,193             $11,748            $10,277

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,617 ($11,217 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $11,698 ($11,311 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended  6/30/98

                              Class A      Class B      Class M
-----------------------------------------------------------------------
Distributions (number)          12           12           12
-----------------------------------------------------------------------
Income                       $0.722       $0.740       $0.779
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long-term                     0.011        0.011        0.011
-----------------------------------------------------------------------
Short-term                    0.222        0.222        0.222
-----------------------------------------------------------------------
  Total                      $0.955       $0.973       $1.012
-----------------------------------------------------------------------
Share value:               NAV     POP      NAV      NAV     POP
-----------------------------------------------------------------------
6/30/97                  $8.72    $9.15    $8.71    $8.72    $9.01
-----------------------------------------------------------------------
6/30/98                   8.83     9.27     8.73     8.74     9.03
-----------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------
Current dividend
rate1                     8.83%    8.41%    8.11%    8.65%    8.37%
-----------------------------------------------------------------------
Current 30-day SEC yield2 8.52     8.11     7.76     8.33     8.06
-----------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

First Boston High Yield Bond Index* is an unmanaged list of lower-rated, high-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam High Yield Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Total Return Fund (the "fund") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 17, 1998

Portfolio of investments owned
June 30, 1998




CORPORATE BONDS AND NOTES (72.3%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE

Advertising (0.6%)
-------------------------------------------------------------------------------------------------------------
        $     145,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                         $    158,775
               50,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                               53,500
              170,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                            173,825
              115,000  Outdoor Comunications Inc. sr. sub. notes 9 1/4s, 2007                         117,875
                                                                                                 ------------
                                                                                                      503,975

Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------
              415,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                  415,000
              130,000  Aviation Sales Co. 144A sr. sub. notes 8 1/8s, 2008                            126,750
              275,000  BE Aerospace sr. sub. notes Ser. B, 8s, 2008                                   274,313
              300,000  Burke Industries, Inc. company guaranty 10s, 2007                              305,250
              250,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                            260,000
               25,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                        25,250
              300,000  Sabreliner Corp. sr. notes Ser. B, 12 1/2s, 2003                               314,250
               25,000  United Defense Industries, Inc. company guaranty 8 3/4s, 2007                   25,355
                                                                                                 ------------
                                                                                                    1,746,168

Agriculture (0.5%)
-------------------------------------------------------------------------------------------------------------
              306,518  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 (PIK)                   330,273
               80,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                 82,200
                                                                                                 ------------
                                                                                                      412,473

Apparel (--%)
-------------------------------------------------------------------------------------------------------------
               25,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                  26,000

Automotive (2.3%)
-------------------------------------------------------------------------------------------------------------
               10,000  Cambridge Industries, Inc. company guaranty Ser. B, 10 1/4s, 2007               10,200
              150,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                         9 1/8s, 2007                                                                 156,750
              250,000  Lear Corp. sub. notes 9 1/2s, 2006                                             274,375
              420,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                        422,100
              300,000  Newcor, Inc. 144A sr. sub. notes 9 7/8s, 2008                                  303,000
              150,000  Oxford Automotive, Inc. bonds 10 1/8s, 2007                                    154,500
              140,000  Oxford Automotive, Inc. company guaranty 10 1/8s, 2007                         144,200
              250,000  Talon Automotive Group 144A sr. sub. notes 9 5/8s, 2008                        247,500
              200,000  Walbro Corp. sr. notes Ser. B, 9 7/8s, 2005                                    196,000
                                                                                                 ------------
                                                                                                    1,908,625

Banks (0.1%)
-------------------------------------------------------------------------------------------------------------
               35,000  Espirto Santo Centrais sr. notes 10s, 2007 (Brazil)                             29,400
              100,000  Fuji JGB Inv. LLC 144A FLIRB bonds 9.87s, 2049                                  88,375
                                                                                                 ------------
                                                                                                      117,775

Basic Industrial Products (0.6%)
-------------------------------------------------------------------------------------------------------------
              325,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                       320,125
               30,000  Koppers Industries, Inc. 144A 9 7/8s, 2007                                      30,675
              120,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                       121,500
                                                                                                 ------------
                                                                                                      472,300

Broadcasting (4.1%)
-------------------------------------------------------------------------------------------------------------
              300,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                         zero % (13 1/4s, 5/15/01), 2006 (STP)                                        238,500
               50,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                         (12 3/4s, 2/1/02), 2009 (STP)                                                 38,000
              320,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                               334,800
               20,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004                  19,800
              590,000  Chancellor Media Corp. sr.sub notes Ser. B, 8 1/8s, 2007                       598,113
               25,000  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                         27,500
              150,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                         (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                      125,250
              180,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                         zero % (10 1/4s, 11/1/02), 2007 (STP)                                        117,000
              300,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                              301,500
              370,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                         zero % (9 3/4s, 8/15/02), 2007 (STP)                                         257,150
              220,000  Granite Broadcasting Corp. 144A sr. sub. notes 8 7/8s, 2008                    222,475
               15,000  Pegasus Communications Corp. sr. notes Ser. B, 9 5/8s, 2005                     15,450
              100,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                     113,000
              150,000  Radio One, Inc. company guaranty stepped-coupon Ser. B, 7s,
                         (12s, 5/15/00), 2004 (STP)                                                   153,000
              450,000  RBS Participacoes S.A. 144A company guaranty 11s,
                         2007 (Brazil)                                                                402,750
               50,000  SFX Entertainment, Inc. 144A sr. sub. notes 9 1/8s, 2008                        49,000
               30,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                        32,400
              125,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                             142,344
              270,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                        270,000
                                                                                                 ------------
                                                                                                    3,458,032

Building and Construction (1.4%)
-------------------------------------------------------------------------------------------------------------
              240,000  Atrium Companies, Inc. 144A sr. sub. notes 10 1/2s, 2006                       252,600
               60,000  Beazer Homes USA company guaranty 8 7/8s, 2008                                  58,500
               65,000  Brand Scaffold Services 144A sr. notes 10 1/4s, 2008                            66,138
               10,000  Cia Latino Americana 144A company guaranty 11 1/8s,
                         2004 (Argentina)                                                              10,050
              320,000  Grove Holdings LLC 144A deb.stepped-coupon zero %
                         (11 5/8s, 5/1/03), 2009 (STP)                                                184,000
              160,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                136,000
               80,000  Jackson Products, Inc. 144A company guaranty 9 1/2s, 2005                       79,600
               75,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                        77,625
               25,000  Presley Cos. sr. notes 12 1/2s, 2001                                            23,500
               75,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                                  78,375
              210,000  Waxman Industries, Inc. sr. notes stepped-coupon Ser. B,
                         zero % (12 3/4s, 6/1/99), 2004 (STP)                                         199,500
                                                                                                 ------------
                                                                                                    1,165,888

Business Equipment and Services (0.4%)
-------------------------------------------------------------------------------------------------------------
               30,000  ATC Group Services, Inc. 144A sr. sub. notes 12s, 2008                          27,600
               90,000  Morris Material Handling, Inc. 144A sr. notes 9 1/2s, 2008                      83,700
              210,000  U.S. Office Products Co. 144A sr.sub notes 9 3/4s, 2008                        211,575
               20,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                             20,800
                                                                                                 ------------
                                                                                                      343,675

Cable Television (1.9%)
-------------------------------------------------------------------------------------------------------------
              140,000  Acme Television sr. disc. notes stepped-coupon zero %
                         (10 7/8s, 9/30/00), 2004 (STP)                                               115,500
              190,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                   205,675
               25,000  Charter Communications International, Inc. sr. notes Ser. B,
                         11 1/4s, 2006                                                                 27,563
              385,000  Diamond Cable Communication Co. sr. disc. notes
                         stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                         (United Kingdom) (STP)                                                       284,900
              125,000  Diamond Cable Communication Co. sr. disc. notes
                         stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                         (United Kingdom) (STP)                                                       103,750
              250,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                         zero % (11 1/2s, 2/01/01), 2006 (STP)                                        206,250
              410,000  Lenfest Communications, Inc. 144A sr. sub. notes 8 1/4s, 2008                  428,450
              100,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s,
                         2005 (Argentina)                                                              92,500
              100,000  United Artist Term Loan C 8.688s, 2007                                         100,250
                                                                                                 ------------
                                                                                                    1,564,838

Cellular Communications (0.3%)
-------------------------------------------------------------------------------------------------------------
              120,000  Celcaribe S.A. sr. notes 13 1/2s, 2004                                         127,200
               40,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                        41,500
               35,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                   33,250
               80,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                         84,800
                                                                                                 ------------
                                                                                                      286,750

Chemicals (1.0%)
-------------------------------------------------------------------------------------------------------------
              300,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                   307,500
              250,000  PCI Chemicals & Pharmaceuticals company guaranty 9 1/4s,
                         2007 (India)                                                                 247,500
               30,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes 9 3/4s,
                         2007 (Switzerland)                                                            34,050
               80,000  Polytama International notes 11 1/4s, 2007 (Indonesia)                          28,000
               35,000  Sovereign Specialty Chemical 144A company guaranty Ser. A,
                         9 1/2s, 2007                                                                  35,875
              250,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                         zero % (13 1/2s, 8/15/01), 2008 (STP)                                        145,000
               30,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                   24,300
                                                                                                 ------------
                                                                                                      822,225

Communications (0.1%)
-------------------------------------------------------------------------------------------------------------
               50,000  American Cell Corp. 144A sr. notes 10 1/2s, 2008                                50,000

Computer Services and Software (0.2%)
-------------------------------------------------------------------------------------------------------------
               20,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                21,300
              120,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                       122,400
                                                                                                 ------------
                                                                                                      143,700

Computers (0.6%)
-------------------------------------------------------------------------------------------------------------
              390,000  IPC Information Systems sr. disc. notes stepped-coupon zero %
                         (10 7/8s, 11/1/01), 2008 (STP)                                               284,700
              250,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                               250,728
                                                                                                 ------------
                                                                                                      535,428

Consumer Durable Goods (1.1%)
-------------------------------------------------------------------------------------------------------------
              360,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                        383,400
              470,000  Sealy Mattress Co. 144A sr. sub. notes 9 7/8s, 2007                            498,200
               50,000  Sealy Mattress Co. 144A sr. disc. notes stepped-coupon zero %
                         (10 7/8s, 12/15/02), 2007 (STP)                                               33,000
                                                                                                 ------------
                                                                                                      914,600

Consumer Non Durables (1.2%)
-------------------------------------------------------------------------------------------------------------
               15,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                               15,150
               50,000  Chattem, Inc. 144A sr. sub. notes 8 7/8s, 2008                                  49,375
              410,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                                 414,100
              500,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                           501,250
                                                                                                 ------------
                                                                                                      979,875

Consumer Products (0.9%)
-------------------------------------------------------------------------------------------------------------
               10,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                         zero % (12s, 6/1/02), 2009 (STP)                                               6,300
            1,260,000  Iron Age Holdings Corp. 144A sr. disc. notes stepped-coupon
                         zero % (12 1/8s,5/1/03), 2009 (STP)                                          705,600
                                                                                                 ------------
                                                                                                      711,900

Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------
              210,000  Amazon.com, Inc. 144A sr. disc. notes stepped-coupon zero %
                         (10s, 5/1/03), 2008 (STP)                                                    129,150
              125,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                            136,875
              100,000  Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                         13s, 2004                                                                    105,500
                                                                                                 ------------
                                                                                                      371,525

Electronics and Electrical Equipment (2.7%)
-------------------------------------------------------------------------------------------------------------
              260,000  Calpine Corp. 144A sr. notes 7 7/8s, 2008                                      260,650
               75,000  Details, Inc. sr. discount notes stepped-coupon Ser. B, zero %
                         (12 1/2s, 11/15/02), 2007 (STP)                                               46,125
               35,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                               34,300
              150,000  Dobson Communications Corp. 11 3/4s, 2007                                      162,750
              220,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                 251,900
              200,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                     206,000
              450,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                453,375
              200,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007             201,250
              115,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                            121,900
              100,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                    107,000
               40,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                          42,800
               90,000  Samsung Electronics 144A company guaranty 9 3/4s, 2003                          82,800
               30,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                     31,200
              110,000  Viasystems, Inc. 144A sr. notes 9 3/4s, 2007                                   107,800
               60,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                    60,600
              110,000  Zilog, Inc. 144A sr. notes 9 1/2s, 2005                                         78,100
                                                                                                 ------------
                                                                                                    2,248,550

Energy-Related (1.2%)
-------------------------------------------------------------------------------------------------------------
              400,000  Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                      409,804
              100,000  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                      100,424
              150,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                         136,500
              340,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                        345,100
                                                                                                 ------------
                                                                                                      991,828

Entertainment (1.6%)
-------------------------------------------------------------------------------------------------------------
               20,000  AMC Entertainment Inc. notes 9 1/2s, 2009                                       20,200
               10,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                  10,300
              300,000  Penn National Gaming, Inc. 144A sr. notes 10 5/8s, 2004                        315,000
               50,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                      53,625
              100,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                     103,500
               90,000  Silver Cinemas Intl.144A sr. sub. notes 10 1/2s, 2005                           90,675
              190,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                             191,900
              350,000  United Artists Theatre 144A sr. sub. notes 9 3/4s, 2008                        349,125
              160,000  Viacom International, Inc. sub. deb. 8s, 2006                                  165,200
                                                                                                 ------------
                                                                                                    1,299,525

Environmental Control (0.1%)
-------------------------------------------------------------------------------------------------------------
               95,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                         zero % (11.3s, 6/1/02), 2007 (STP)                                            69,825

Food and Beverages (3.3%)
-------------------------------------------------------------------------------------------------------------
               50,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                               50,250
               80,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                          84,800
              150,000  Doane Products Co. sr. notes 10 5/8s, 2006                                     163,500
               75,000  Eagle Family Foods 144A sr. sub. notes 8 3/4s, 2008                             73,500
              500,000  Fleming Companies, Inc. company guaranty Ser. B, 10 5/8s, 2007                 527,500
               15,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                         zero % (12 3/8s, 7/15/02), 2007 (STP)                                         10,200
              100,000  RAB Food Holdings, Inc. 144A sr. notes 13s, 2008                               100,500
              295,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                             296,475
              500,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                        560,000
              325,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                          338,813
              500,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                            522,500
                                                                                                 ------------
                                                                                                    2,728,038

Health Care (2.9%)
-------------------------------------------------------------------------------------------------------------
              250,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                               242,383
              250,000  Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                242,818
               50,000  Conmed Corp. company guaranty 9s, 2008                                          49,500
              310,000  Extendicare Health Services, Inc. company guaranty 9.35s, 2007                 313,100
               90,000  Fresenius Medical Capital Trust II company guaranty 7 7/8s,
                         2008 (Germany)                                                                88,425
               90,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                       90,900
               90,000  Global Health Sciences 144A sr. notes 11s, 2008                                 88,875
               90,000  Hudson Respiratory Care, Inc. 144A sr. sub. notes 9 1/8s, 2008                  87,750
               75,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008            77,906
              100,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                    99,000
              122,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                 120,780
               50,000  Paragon Corp. Holdings 144A sr. notes 9 5/8s, 2008                              45,000
              305,000  Paragon Corp. Holdings, Inc. 144A sr. sub. notes Ser. B,
                         9 1/2s, 2007                                                                 309,575
               70,000  Paragon Health Networks, Inc. sr. sub notes stepped-coupon
                         Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                 46,200
              250,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                          258,750
              140,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008                    140,700
               50,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 1/2s, 2007                     50,625
               55,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                              56,375
                                                                                                 ------------
                                                                                                    2,408,662

Hospital Management and Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------
              100,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                        89,630

Insurance and Finance (4.1%)
-------------------------------------------------------------------------------------------------------------
              375,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                   375,000
              100,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                              80,269
               25,000  Albank Capital Trust 144A company guaranty Ser. B, 9.27s, 2027                  29,177
               15,000  CSBI Capital Trust I 144A company guaranty Ser. A, 113/4s, 2027                 16,050
              100,000  Colonial Capital II 144A company guaranty 8.92s, 2027                          110,891
              120,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                   118,800
               10,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                          11,713
               25,000  Dine S.A. de C.V. 144A company guaranty 8 3/4s, 2007 (Mexico)                   23,000
              150,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                          159,375
               10,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                          11,388
              150,000  Imperial Credit Capital Trust I 144A company guaranty
                         10 1/4s, 2002                                                                151,500
              400,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                        398,000
              500,000  Korea Development Bank bonds 7 3/8s, 2004 (Korea)                              412,660
               70,000  Market Hub Partners 144A sr. notes 8 1/4s, 2008                                 70,700
              410,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                            412,050
               25,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                            27,250
               25,000  Provident Capital Trust company guaranty 8.6s, 2026                             26,953
              500,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                               522,125
              320,000  Resource America, Inc. 144A sr. notes 12s, 2004                                342,400
              110,000  Sovereign Capital Trust company guaranty 9s, 2027                              121,545
               10,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                  11,300
                                                                                                 ------------
                                                                                                    3,432,146

Lodging (0.2%)
-------------------------------------------------------------------------------------------------------------
              140,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                      140,000

Medical Supplies and Devices (0.6%)
-------------------------------------------------------------------------------------------------------------
               10,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                      10,325
               50,000  Imagyn Medical Technologies company guaranty 12 1/2s, 2004                      17,500
              185,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                             196,563
              180,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                      184,500
               90,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                         11 3/4s, 2000                                                                 89,100
                                                                                                 ------------
                                                                                                      497,988

Metals and Mining (0.5%)
-------------------------------------------------------------------------------------------------------------
               10,000  Acindar Industria Argentina de Aceros S.A. bonds 11 1/4s,
                         2004 (Argentina)                                                              10,025
              190,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                            189,050
              150,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                        167,250
               70,000  WHX Corp. sr. notes 10 1/2s, 2005                                               70,175
                                                                                                 ------------
                                                                                                      436,500

Office Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------
              100,000  United Stationer 144A sr. sub. notes 8 3/8s, 2008                              100,000

Oil and Gas (5.1%)
-------------------------------------------------------------------------------------------------------------
              100,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                   106,500
               30,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                     29,250
              150,000  Chesapeake Energy Corp. 144A sr. notes 9 5/8s, 2005                            150,375
              200,000  Cliffs Drilling Co. company guaranty Ser. D, 10 1/4s, 2003                     210,750
               30,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                   28,275
               50,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                54,375
               80,000  Gothic Production 144A sr. notes 11 1/8s, 2005                                  76,800
              500,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                    497,500
              250,000  Michael Ptroleum Corp. 144A sr. notes 11 1/2s, 2005                            250,000
               90,000  Northern Offshore 144A co. guaranty 10s, 2007                                   88,200
               20,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                             19,900
               15,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                           15,975
              300,000  Seven Seas Petroleum 144A sub. notes 12 1/2s, 2005                             300,000
              465,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                   467,325
              225,000  Southwest Royalties, Inc. company guaranty 10 1/2s, 2004                       189,000
               60,000  Tokai Corp. 144A FRB Ser. A, 9.98s, 2049                                        55,500
              500,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                           460,000
            1,400,000  Transamerican Energy sr. disc. notes stepped-coupon Ser. B,
                         zero % (13s, 6/15/99), 2002 (STP)                                          1,148,000
               80,000  Trico Marine Services, Inc. company guaranty Ser. D, 8 1/2s, 2005               77,600
               50,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004                                    52,500
                                                                                                 ------------
                                                                                                    4,277,825

Packaging and Containers (3.3%)
-------------------------------------------------------------------------------------------------------------
            1,500,000  AEP Industries notes 9 7/8s, 2007                                            1,545,370
               15,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                               15,225
               80,000  Radnor Holdings Corp. sr. notes 10s, 2003                                       83,200
               30,000  Radnor Holdings Corp. company guaranty Ser. B, 10s, 2003                        31,200
              400,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                   407,500
              500,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                   520,000
              100,000  Riverwood International Corp. company guaranty 10 1/4s, 2008                   102,000
              100,000  Vicap SA. 144A company guaranty 11 3/8s, 2007 (Mexico)                         102,500
                                                                                                 ------------
                                                                                                    2,806,995

Paging (0.2%)
-------------------------------------------------------------------------------------------------------------
               60,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                         68,700
              125,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                      110,000
                                                                                                 ------------
                                                                                                      178,700

Paper and Forest Products (1.6%)
-------------------------------------------------------------------------------------------------------------
              125,000  APP Finance II Mauritius Ltd. bonds stepped-coupon 12s,
                         (16s, 2/15/04) 2049 (Indonesia) (STP)                                         87,500
               10,000  APP International Finance Co. notes 11 3/4s,
                         2005 (Netherlands)                                                             8,900
               60,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                         67,200
               40,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                          40,600
               90,000  Impac Group, Inc. 144A sr. sub. notes 10 1/8s, 2008                             89,775
              650,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                         2007 (Indonesia)                                                             461,500
              175,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                         2004 (Indonesia)                                                             122,500
              320,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                           323,200
               70,000  Repap New Brunswick 144A sr. notes 9s, 2004 (Canada)                            70,350
               25,000  Stone Container Corp. sr. notes 12.58s, 2016                                    28,188
                                                                                                 ------------
                                                                                                    1,299,713

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------
              135,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                          143,775
               70,000  PharMerica, Inc. 144A sr. sub. notes 8 3/8s, 2008                               70,175
                                                                                                 ------------
                                                                                                      213,950

Photography (--%)
-------------------------------------------------------------------------------------------------------------
               30,000  Panavision, Inc. 144A sr. disc. notes stepped-coupon zero %
                         (9 5/8s, 2/1/02), 2006 (STP)                                                  21,600

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------
              225,000  Affinity Group Holdings sr. notes 11s, 2007                                    240,750
               60,000  Perry-Judd 144A sr. sub. notes 10 5/8s, 2007                                    62,700
              280,000  Tri State Media, Inc. 144A sr. sub. notes 11s, 2008                            284,550
               10,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                       10,550
                                                                                                 ------------
                                                                                                      598,550

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------
               30,000  Bluegreen Corp. 144A sr. notes 10 1/2s, 2008                                    29,550

Recreation (1.1%)
-------------------------------------------------------------------------------------------------------------
              200,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                          216,000
              120,000  Fitzgeralds Gaming Corp. 144A company guaranty 12 1/4s, 2004                   116,400
              100,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                 109,500
              100,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                 103,750
               50,000  Mohegan Tribal Gaming Auth. sr. notes Ser. B, 13 1/2s, 2002                     63,625
               50,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In Default)(NON)                     36,000
              200,000  Sun International Hotels Ltd. company guaranty 9s, 2007                        209,500
               25,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                              24,313
                                                                                                 ------------
                                                                                                      879,088

Retail (2.4%)
-------------------------------------------------------------------------------------------------------------
              400,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                            412,000
              530,000  Color Spot Nurseries sr. sub. notes 10 1/2s, 2007                              498,200
              330,000  Eye Care Centers of America 144A sr. sub. notes 9 1/8s, 2008                   325,050
               80,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes 10 1/8s, 2008                  81,800
              100,000  K mart Corp. med. term notes 7.55s, 2004                                        99,390
               50,000  NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                     50,750
               80,000  North Atlantic Trading Co. co. guaranty Ser. B, 11s, 2004                       80,000
              200,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                      162,000
              290,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                        307,400
               10,000  William Carter Holdings Co. 144A sr. sub. notes 12s, 2008                       10,700
                                                                                                 ------------
                                                                                                    2,027,290

Satellite Services (1.7%)
-------------------------------------------------------------------------------------------------------------
              175,000  Echostar Satellite Broadcast Corp. sr. disc. notes stepped-coupon
                         zero % (13 1/8s, 3/15/00), 2004 (STP)                                        160,781
               25,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                         (12 1/2s, 2/1/02), 2007 (Ireland) (STP)                                       18,375
              255,000  Esat Telecom Group PLC sr. notes stepped-coupon zero %
                         (12 1/2s, 2/1/02), 2007 (Ireland) (STP)                                      188,063
              280,000  ICG Services, Inc. 144A sr. discount notes stepped-coupon
                         zero % (9 7/8s, 5/1/03), 2008 (STP)                                          173,250
              700,000  ICG Services, Inc. 144A sr. disc. notes stepped-coupon zero %
                         (10s, 2/15/03), 2008 (STP)                                                   416,500
              145,000  Iridium LLC company guaranty Ser. B, 14s, 2005                                 160,950
              100,000  Iridium LLC company guaranty Ser. A, 13s, 2005                                 106,500
              110,000  TCI Satellite Entertainment sr. sub. notes 10 7/8s, 2007                       110,000
              110,000  TCI Satellite Entertainment, Inc. sr. disc. notes stepped-coupon
                         zero % (12 1/4s, 2/1/02), 2007 (STP)                                          74,250
                                                                                                 ------------
                                                                                                    1,408,669

Shipping (0.1%)
-------------------------------------------------------------------------------------------------------------
              100,000  Pegasus Shipping 144A 11 7/8s, 2004                                            101,000

Specialty Consumer Products (0.1%)
-------------------------------------------------------------------------------------------------------------
              105,000  Decora Industries, Inc. 144A sr. sec. notes 11s, 2005                          102,638

Telecommunications (14.1%)
-------------------------------------------------------------------------------------------------------------
              890,000  21st Century Telecom Group 144A sr. disc. notes
                         stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                         502,850
              230,000  Allbritton Communications Co. sr. sub. notes Ser. B,
                         8 7/8s, 2008                                                                 248,400
              400,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                         Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                213,000
              250,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                         (12 1/2s, 11/15/02), 2007 (STP)                                              150,000
              150,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                      150,750
              230,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                         zero % (14s, 10/1/02), 2007 (STP)                                            132,250
              200,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero % (12s, 12/15/01),
                         2006 (United Kingdom) (STP)                                                  158,000
               10,000  Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                                   9,500
               60,000  CTI Holdings S.A. 144A sr. notes stepped-coupon zero %
                         (11 1/2s, 4/15/03), 2008 (STP)                                                33,300
              370,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                               373,700
               25,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                           28,500
              150,000  Econophone, Inc. 144A notes stepped-coupon zero %
                         (11s, 2/15/03), 2008 (STP)                                                    87,000
              100,000  Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                         (United Kingdom)                                                             106,000
              600,000  Focal Communications Corp. 144A sr. disc. notes
                         stepped-coupon zero % (12 1/8s, 2/15/03), 2008 (STP)                         360,000
              100,000  Globo Communicacoes company guaranty 10 1/2s,
                         2006 (Brazil)                                                                 92,500
              400,000  Globo Communicacoes 144A company guaranty 10 1/2s,
                         2006 (Brazil)                                                                366,000
              690,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                           719,325
              200,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                  228,500
              190,000  GST Telecommunications, Inc. company guaranty
                         stepped-coupon zero % (13 7/8s, 15/15/00), 2005 (STP)                        153,900
              110,000  GST Telecommunications, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                           66,000
              330,000  Hermes Europe Railtel sr. notes 11 1/2s, 2007                                  372,900
              115,000  Hyperion Telecommunications, Inc. sr. notes Ser. B, 12 1/4s, 2004              124,200
              275,000  Intelcom Group (USA), Inc. company guaranty stepped-coupon
                         zero % (12 1/2s, 5/1/01), 2006 (STP)                                         218,625
               25,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 7/8s, 2007                  25,563
              150,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                 150,375
              450,000  Intermedia Communications, Inc. 144A sr. notes 8.6s, 2008                      453,375
              100,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                         Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                 73,000
              450,000  Ionica Group PLC sr. notes 13 1/2s, 2006 (United Kingdom)                      288,000
              600,000  Ionica Group PLC sr. disc. notes stepped-coupon zero %
                         (15s, 5/1/02), 2007 (United Kingdom) (STP)                                   126,000
              120,000  IXC Communications, Inc. 144A sr. sub. notes 9s, 2008                          120,600
              300,000  Knology Holdings Inc. sr. disc. notes stepped-coupon zero %
                         (11 7/8s, 10/15/02), 2007 (STP)                                              177,000
               40,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                   44,200
              350,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                           351,313
               30,000  Level 3 Communication, Inc. 144A sr. notes 9 1/8s, 2008                         29,175
              250,000  McCaw International Ltd sr. disc. notes stepped-coupon
                         zero % (13s, 4/15/02), 2007 (STP)                                            165,625
               30,000  Metronet Communications 12s, 2007                                               34,500
               25,000  MetroNet Communications Corp. sr. disc. notes stepped-coupon
                         zero % (10 3/4s, 11/1/02), 2007 (Canada) (STP)                                16,625
              325,000  MetroNet Communications Corp. 144A sr. disc. notes
                         stepped-coupon zero % (9.95s, 6/15/03), 2008 (STP)                           201,094
              200,000  MGC communications, Inc. sr. notes Ser. B, 13s, 2004                           202,000
               40,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                         Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                            29,900
              275,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon
                         zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                            214,500
               40,000  MJD Communications, Inc. 144A sr. sub. notes 9 1/2s, 2008                       40,900
               40,000  MJD Communications, Inc. 144A FRN 6.232s, 2008                                  40,400
              300,000  Netia Holdings B.V. 144A bonds 10 1/4s, 2007 (Poland)                          287,250
               50,000  Netia Holdings B.V. 144A co. guaranty stepped-coupon zero %
                         (11 1/4s,11/1/02), 2007 (Poland) (STP)                                        33,875
               70,000  NEXTEL Communicaitons, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                          43,400
              190,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                         zero % (10.65s, 9/15/02), 2007 (STP)                                         128,250
              520,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                           331,500
              550,000  NTL, Inc. 144A sr. notes stepped-coupon zero %
                         (9 3/4s, 4/01/03), 2008 (STP)                                                357,500
               70,000  Orbital Imaging Corp. 144A sr. notes 11 5/8s, 2005                              72,100
              500,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                         zero % (15s, 2/1/00), 2005 (STP)                                             455,000
              230,000  Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                230,000
               80,000  Primus Telecom Group 144A sr. notes 9 7/8s, 2008                                78,400
               70,000  Qwest Communications International, Inc. sr. disc. notes
                         stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                           52,500
               50,000  Qwest Communications International, Inc. sr. disc. notes
                         stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                             36,000
              110,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                         (11 1/8s, 10/15/02), 2007 (STP)                                               70,675
              150,000  RCN Corp. sr. discount notes, stepped-coupon Ser. B, zero %
                         (9.8s, 2/15/03), 2008 (STP)                                                   90,000
              199,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                        224,870
               50,000  RSL Communications, Ltd. 144A sr. notes 9 1/8s, 2008                            48,688
               70,000  RSL Communications, Ltd. 144A sr. disc. notes stepped-coupon
                         zero % (10 1/8s, 3/1/03), 2008 (STP)                                          41,300
               60,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                        69,450
               65,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                   71,825
               30,000  Telefonica de Argentina S.A. ADR 9 1/8s, 2008 (Argentina)                       28,725
               70,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                             71,225
              150,000  Telegroup, Inc. sr.disc. notes, stepped-coupon zero %
                         (10 1/2s, 11/1/01), 2004 (STP)                                               118,500
               25,000  Telesystem International Wireless, Inc. sr. disc. notes
                         stepped-coupon Ser. C, zero % (10 1/2s, 11/1/02), 2007 (STP)                  14,813
              200,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                         202,500
              160,000  Teligent, Inc. 144A sr. disc. notes stepped-coupon zero %
                         (11 1/2s, 3/1/03), 2008 (STP)                                                 88,400
              150,000  Transtel S.A. 144A pass through certificates 12 1/2s, 2007
                         (Colombia)                                                                   136,500
              300,000  USN Communications, Inc. sr. disc. notes stepped-coupon
                         Ser. B, zero % (14 5/8s, 8/15/00), 2004 (STP)                                222,000
               55,000  WinStar Communications, Inc. sr. sub. notes 15s, 2007                           72,325
              410,000  WinStar Communications, Inc. 144A sr. sub. notes 11s, 2008                     406,925
               15,000  WinStar Equipment Corp. company guaranty 12 1/2s, 2004                          17,100
                                                                                                 ------------
                                                                                                   11,780,941

Telephone Services (0.1%)
-------------------------------------------------------------------------------------------------------------
              35,000   Facilicom International 144A sr. notes 10 1/2s, 2008                            34,300
              60,000   Vialog Corp. company guaranty 12 3/4s, 2001                                     61,800
                                                                                                 ------------
                                                                                                       96,100

Television (0.1%)
-------------------------------------------------------------------------------------------------------------
             125,000   United International Holdings sr. disc. notes stepped-coupon
                         Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                 77,188

Textiles (1.1%)
-------------------------------------------------------------------------------------------------------------
              90,000   Day International Group, Inc. 144A sr. sub. notes 9 1/2s, 2008                  90,450
             290,000   Galey & Lord, Inc. company guaranty 9 1/8s, 2008                               279,850
             145,000   Glenoit Corp. company guaranty 11s, 2007                                       154,425
              30,000   Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                           30,300
              70,000   Polymer Group, Inc. 144A sr. sub.notes 8 3/4s, 2008                             69,825
             250,000   Polysindo International Eka company guaranty 13s,
                         2001 (Indonesia)                                                              95,000
              50,000   Polysindo International Finance company guaranty 11 3/8s,
                         2006 (Indonesia)                                                              17,000
             210,000   Westpoint Stevens, Inc. 144A sr. notes 7 7/8s, 2008                            210,788
                                                                                                 ------------
                                                                                                      947,638

Transportation (2.1%)
-------------------------------------------------------------------------------------------------------------
             110,000   Calair LLC 144A company guaranty 8 1/8s, 2008                                  109,450
             230,000   Canadian Airlines Corp. sr. sec. notes 10s, 2005 (Canada)                      232,300
             150,000   Cathay International Ltd. 144A sr. notes 13s, 2008                             132,750
             300,000   Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                         (12s, 11/15/98), 2002 (STP)                                                  286,500
             310,000   Continental Airlines, Inc. sr. notes 9 1/2s, 2001                              329,375
             125,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)              129,063
              35,000   Johnstown America Industries, Inc. company guaranty Ser. C,
                         11 3/4s, 2005                                                                 38,763
              80,000   Kitty Hawk, Inc. company guaranty 9.95s, 2004                                   84,200
              40,000   MC Shipping, Inc. 144A sr. notes 11 1/4s, 2008                                  40,000
              90,000   TFM S.A. de C.V. company guaranty stepped-coupon zero %
                         (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                       60,075
             100,000   Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                             105,500
             230,000   Trans World Airlines, Inc. 144A notes 11 3/8s, 2006                            230,575
                                                                                                 ------------
                                                                                                    1,778,551

Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------
             275,000   AES China Generating Co. Ltd. notes 10 1/8s, 2006                              257,125
             175,000   Calpine Corp. sr. notes 10 1/2s, 2006                                          193,375
             398,276   Subic Power Corp. 144A sec. 9 1/2s, 2008                                       376,371
                                                                                                 ------------
                                                                                                      826,871
                                                                                                 ------------
                       Total Corporate Bonds and Notes
                         (cost $61,204,399)                                                      $ 60,431,301

PREFERRED STOCKS (6.6%) (a)
NUMBER OF SHARES                                                                                        VALUE

Apparel (--%)
-------------------------------------------------------------------------------------------------------------
                   6   Anvil Holdings Ser. B, $3.25 pfd. (PIK)                                   $        147

Broadcasting (1.6%)
-------------------------------------------------------------------------------------------------------------
               1,171   Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                              132,909
               1,177   Citadel Broadcasting, Inc. 144A $13.25 cum. pfd. (PIK)                         138,886
                 257   Granite Broadcasting 144A 12.75% pfd. (PIK)                                    300,690
                  33   Paxson Communications Corp. 144A 13.25% pfd. (PIK)                             330,000
               1,000   Sinclair Capital $11.625 cum. pfd.                                             109,250
                 207   Spanish Broadcasting Systems 14.25% cum. pfd.                                  219,420
                  53   Spanish Broadcasting Systems 144A 14.25% pfd. (PIK)                             56,180
                                                                                                 ------------
                                                                                                    1,287,335

Building and Construction (0.3%)
-------------------------------------------------------------------------------------------------------------
               1,540   Brand Scaaffold Services, Inc. 144A $3.625 cum. pfd.                            56,210
               1,838   CSC Holdings, Inc. Ser. M, $11.125 cum. (PIK)                                  211,370
                                                                                                 ------------
                                                                                                      267,580

Cable Television (0.7%)
-------------------------------------------------------------------------------------------------------------
               5,000   Adelphia Communications Corp. Ser. B, $13.00 cum. pfd.                         597,500

Computer Services and Software (0.1%)
-------------------------------------------------------------------------------------------------------------
                 100   Concentric Network Corp. 144A 13.50% pfd. (PIK)                                 99,500

Electric Utilities (--%)
-------------------------------------------------------------------------------------------------------------
                 480   Public Service Co. of New Hampshire $2.65 1st mtge. cum. pfd.                   12,720

Entertainment (0.1%)
-------------------------------------------------------------------------------------------------------------
               2,358   Lady Luck Gaming Corp. 11.25% pfd.                                             102,573

Food and Beverages (0.3%)
-------------------------------------------------------------------------------------------------------------
                 660   Jitney-jungle Stores 144A $11.25 pfd.                                          107,580
               1,110   Nebco Evans Holding Co. 144A $11.25 pfd.                                       113,220
                                                                                                 ------------
                                                                                                      220,800

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------
             135,000   Fresenius Medical Care AG Ser. D, $9.00 pfd. (Germany)                         140,063

Insurance and Finance (0.2%)
-------------------------------------------------------------------------------------------------------------
               3,351   CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                   93,828
               1,500   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                   83,250
                                                                                                 ------------
                                                                                                      177,078

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------
               1,400   Von Hoffman Corp. 144A $13.56 pfd.                                              46,200

Semiconductors (--%)
-------------------------------------------------------------------------------------------------------------
                 487   Trikon Technologies, Inc. Ser. H, 8.25% pfd. (PIK)                               1,948
                   5   Trikon Technologies, Inc. Ser. I, 8.25% pfd.                                     2,800
                                                                                                 ------------
                                                                                                        4,748

Telecommunications (3.0%)
-------------------------------------------------------------------------------------------------------------
                 380   21st Century Telecom Group 144A 13.75% pfd. (PIK)                              383,800
                 100   E. Spire Communications, Inc.144A 14.75% pfd. (PIK)                            120,000
                 106   E. Spire Communications, Inc. pfd. 12.75% (PIK)                                115,275
                 206   Hyperion Telecommunications Ser. B, 12.875% pfd. (PIK)                         204,970
                  40   ICG Holdings, Inc. 14.25% pfd. (Canada)                                         48,600
                  27   ICG Holdings, Inc. 14.00% pfd. (Canada) (PIK)                                   32,670
                 164   Intermedia Communication Ser. B, $13.50 pfd.                                   193,520
                 273   IXC Communications, Inc. $12.50 pfd. (PIK)                                     316,680
                 308   NEXTEL Communications, Inc. Ser. D, $13.00 pfd. (PIK)                          350,350
                  41   NEXTEL Communications, Inc. 144A Ser. E, 11.125% pfd. (PIK)                     42,435
               7,294   Nextlink Communications, Inc. 144A $7.00 pfd.                                  432,170
                 270   WinStar Communications, Inc. Ser. C, 14.25% pfd.                               321,300
                                                                                                 ------------
                                                                                                    2,561,770
                                                                                                 ------------
                       Total Preferred Stocks (cost $5,120,490)                                  $  5,518,014

CONVERTIBLE BONDS AND NOTES (4.5%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE

Aerospace and Defense (--%)
-------------------------------------------------------------------------------------------------------------
        $     30,000   SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                               $     32,550

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------
              43,000   Magna International cv. sub. deb. 5s, 2002                                      53,750

Biotechnology (0.1%)
-------------------------------------------------------------------------------------------------------------
              44,000   Centocor, Inc. 144A cv. sub. notes 4 3/4s, 2005                                 43,725

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------
              70,000   Jacor Communications, Inc. cv. sr. notes zero %, 2011                           58,188
              25,000   Scandinavian Broadcasting System S.A. 144A cv. sub. notes 7s,
                         2004 (Luxembourg)                                                             30,094
              10,000   Scandinavian Broadcasting System S.A. cv. sub. notes 7s,
                         2004 (Luxembourg)                                                             12,000
                                                                                                 ------------
                                                                                                      100,282

Business Equipment and Services (0.1%)
-------------------------------------------------------------------------------------------------------------
              75,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                  69,000

Computer Services and Software (0.3%)
-------------------------------------------------------------------------------------------------------------
              30,000   EMC Corp. cv. sub. notes 3 1/4s, 2002                                           60,975
              60,000   Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                  50,100
             100,000   Network Associates, Inc. 144A cv. sub. deb. zero %, 2018                        47,500
              50,000   System Software Associates, Inc. cv. sub. notes 7s, 2002                        41,000
                                                                                                 ------------
                                                                                                      199,575
Computers (0.2%)
-------------------------------------------------------------------------------------------------------------
              50,000   Apple Computer, Inc. cv. sub. notes 6s, 2001                                    57,563
              41,000   Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                        55,811
              38,000   Softkey International, Inc. 144A cv. sr. notes 5 1/2s, 2000                     36,338
              20,000   Synoptics Communications, Inc. 144A cv. sub. deb. 5 1/4s, 2003                  20,225
                                                                                                 ------------
                                                                                                      169,937

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------
              10,000   Dart & Kraft Finance N.V. cv. company guaranty Ser. WW,
                         7 3/4s, 1998                                                                  33,863
              55,000   Hexcel Corp. cv. sub. notes 7s, 2003                                            88,756
              50,000   Thermo Electron Corp. 144A cv. subordinated 4 1/4s, 2003                        52,531
                                                                                                 ------------
                                                                                                      175,150

Consumer Durable Goods (--%)
-------------------------------------------------------------------------------------------------------------
             130,000   Sunbeam Corp. 144A cv. sr. sub. notes zero %, 2018                              29,250

Consumer Non Durables (--%)
-------------------------------------------------------------------------------------------------------------
              39,000   Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007 (NON)                      32,516

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------
               5,000   America Online, Inc. 144A cv. sub. notes 4s, 2002                               10,606
              62,000   Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004                                 11,005
              50,000   CKE Restaurants, Inc. 144A cv. sub. notes 4 1/4s, 2004                          52,250
              30,000   Fine Host Corp. 144A cv. sub. notes 5s, 2004                                    22,425
              42,000   Pharmaceutical Marketing Services, Inc. 144A cv. deb.
                         6 1/4s, 2003                                                                  39,480
                                                                                                 ------------
                                                                                                      135,766

Electronics and Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------
              30,000   Advanced Micro Devices cv. sub. notes 6s, 2005                                  24,375
              89,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                  73,425
              20,000   Integrated Process Equipment Corp. 144A cv. sub. notes
                         6 1/4s, 2004                                                                  16,700
              80,000   Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                              66,600
              55,000   Lam Research Corp. 5s, 2002                                                     44,275
              15,000   Lam Research Corp. 144A cv. sub. notes 5s, 2002                                 12,075
              49,000   Micron Technology, Inc. cv. sub. notes 7s, 2004                                 45,509
              33,000   Motorola, Inc. cv. sub. deb. Liquid Yield Option Note
                         (LYON) zero %, 2013                                                           24,420
              10,000   Photronics, Inc. cv. sub. notes 6s, 2004                                        10,925
              31,000   SCI Systems, Inc. cv. sub. notes 5s, 2006                                       50,918
              30,000   Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                      29,925
              23,000   Thermo Optek Corp. 144A cv. bonds 5s, 2000                                      25,818
              17,000   Thermo Quest Corp. 144A cv. company guaranty 5s, 2000                           18,658
               9,000   Thermo Quest Corp. 5s, 2000                                                      9,934
                                                                                                 ------------
                                                                                                      453,557

Environmental Control (0.1%)
-------------------------------------------------------------------------------------------------------------
              52,000   USA Waste Services, Inc. cv. sub. notes 4s, 2002                                63,960

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------
              83,000   Alza Corp. cv. sub. LYON zero %, 2014                                           48,866
              50,000   HEALTHSOUTH Corp. 144A cv. sub. notes 3 1/4s, 2003                              49,500
              50,000   NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                       47,625
              35,000   PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                      27,344
              22,000   U.S. Diagnostic Laboratories, Inc. 144A cv. sub. deb. 9s, 2003                  16,280
                                                                                                 ------------
                                                                                                      189,615

Insurance and Finance (0.8%)
-------------------------------------------------------------------------------------------------------------
             500,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                         (United Kingdom)                                                             437,500
              40,000   Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                 72,800
             110,000   Mutal Risk Mianagement 144A cv. sub. deb. zero %, 2015                          86,075
               9,000   Pioneer Financial Services, Inc. cv. sub. notes 6 1/2s, 2003                    15,289
              15,000   USF&G Corp. cv. sub. notes zero %, 2009                                         10,913
                                                                                                 ------------
                                                                                                      622,577

Medical Supplies and Devices (--%)
-------------------------------------------------------------------------------------------------------------
               5,000   Uromed Corp. cv. sub. notes 6s, 2003                                             2,063
              25,000   Uromed Corp. 144A cv. sub. notes 6s, 2003                                       10,313
                                                                                                 ------------
                                                                                                       12,376

Metals and Mining (--%)
-------------------------------------------------------------------------------------------------------------
              23,000   Quanex Corp. cv. sub. deb. 6.88s, 2007                                          24,466

Oil and Gas (0.3%)
-------------------------------------------------------------------------------------------------------------
              24,000   Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                               20,970
              30,000   Lomak Petroleum, Inc. 144A 6s, 2007                                             26,700
              25,000   Offshore Logistics, Inc. cv. sub. notes 6s, 2003                                25,750
              55,000   Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                 47,025
              55,000   Pennzoil Co. cv. deb. 4 3/4s, 2003                                              77,069
              13,000   Pride International, Inc. cv. sub. deb. 6 1/4s, 2006                            19,386
                                                                                                 ------------
                                                                                                      216,900

Paper and Forest Products (--%)
-------------------------------------------------------------------------------------------------------------
              24,000   Stone Container Corp. cv. sr. sub. notes 8 7/8s, 2000                           34,140

Pharmaceuticals and Biotechnology (0.1%)
-------------------------------------------------------------------------------------------------------------
              28,000   Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                          18,445
              85,000   Roche Holdings, Inc. 144A cv. unsub. LYON zero %,
                         2010 (Switzerland)                                                            48,238
                                                                                                 ------------
                                                                                                       66,683

Publishing (--%)
-------------------------------------------------------------------------------------------------------------
              54,000   Hollinger, Inc. cv. LYON zero %, 2013                                           22,950

Recreation (0.6%)
-------------------------------------------------------------------------------------------------------------
             500,000   Argosy Gaming cv. sub. notes 12s, 2001                                         496,250

Retail (0.5%)
-------------------------------------------------------------------------------------------------------------
              40,000   Federated Department Stores, Inc. cv. notes 5s, 2003                            63,950
              45,000   Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                    83,813
              90,000   Loews Corp. cv. sub. notes 3 1/8s, 2007                                         82,800
              31,000   Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                               32,976
              45,000   Office Depot, Inc. cv. LYON zero %, 2007                                        41,963
             160,000   Polymax 144A cv. notes 2s, 2006                                                 85,600
              20,000   Rite Aid Corp. 5 1/4s, 2002                                                     24,550
                                                                                                 ------------
                                                                                                      415,652

Telecommunications (--%)
-------------------------------------------------------------------------------------------------------------
              10,000   MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s,
                         2003 (In default) (NON)                                                        1,500

Transportation (0.1%)
-------------------------------------------------------------------------------------------------------------
              20,000   Aker Maritime cv. notes 5 1/4s, 2002                                            20,800
              25,000   Continental Airlines, Inc. cv. sub. deb. 6 3/4s, 2006                           51,531
                                                                                                 ------------
                                                                                                       72,331
                                                                                                 ------------
                       Total Convertible Bonds and Notes
                         (cost $3,849,114)                                                       $  3,734,458

UNITS (4.3%) (a)
NUMBER OF UNITS                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------
                  50   Bell Tech Ltd. 144A units 13s, 2005                                             50,500
                  90   Bestel S.A. de C.V. units, 12 3/4s, 2005 (Mexico)                               60,750
                 140   Birch Telecom, Inc. 144A units 14s, 2008                                       140,175
                 200   Club Regina, Inc. 144A units 13s, 2004                                         213,000
                 260   Covad Communications Group units 13.5s, 2008                                   132,600
                 200   Diva Systems Corp. 144A units stepped-coupon zero %
                         (12 5/8s, 3/1/03), 2008 (STP)                                                 94,000
                 660   DTI Holdings, Inc. units stepped-coupon zero %
                         (12 1/2s, 3/1/03), 2008 (STP)                                                356,400
                 390   Firstworld Communication 144A units 13s, 2008                                  173,550
                 300   KMC Telecom Holdings, Inc. units stepped-coupon zero %
                         (12 1/2s, 2/15/03), 2008 (STP)                                               179,250
                 200   Long Distance International, Inc. 144A units 12 1/4s, 2008                     203,500
                 220   Mediq 144A units 13s, 2009                                                     121,000
                  50   Onepoint Communications, Inc. units 14 1/2s, 2008                               47,000
                 140   Pathnet, Inc. 144A units 12 1/4s, 2008                                         148,400
                 240   Pegasus Shipping 144A units 14 1/2s, 2008                                      120,000
                 250   Rhythms Netcon 144A units stepped-coupon zero %
                         (13 1/2s, 5/15/03), 2008 (STP)                                               122,500
                 100   Startec Global Communications Corp. units 12s, 2008                             97,250
                 600   Transam Refinance, Inc. 144A units 16s, 2003                                   618,000
                  95   Versatel Teleco units 13 1/4s, 2008                                             99,750
                 350   Viatel, Inc., 144A units 11 1/4s, 2008                                         367,500
                  50   WAM!NET, Inc. 144A units stepped-coupon zero %
                         (13 1/4s, 3/1/02), 2005 (STP)                                                 31,500
                  55   XCL Ltd units sr. sec. notes 13 1/2s, 2004                                      62,150
               1,800   XCL Ltd. 144A units cum. cv. pfd. 9 1/2s, 2006 (PIK)                           194,400
                                                                                                 ------------
                       Total Units (cost $3,847,928)                                             $  3,633,175

BRADY BONDS (3.9%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
        $    451,250   Argentina (Republic of) deb. FRB 6.625s, 2005                             $    398,228
             488,000   Argentina (Republic of) stepped-coupon Ser. L-GP, 5 3/4s,
                         (6s, 3/31/99), 2023 (STP)                                                    362,974
           1,088,278   Brazil (Government of) stepped-coupon 5s, (8s, 4/30/00),
                         2014 (POR)                                                                   802,605
             580,000   Brazil (Republic of) bonds 5 1/2s, 2024                                        407,450
             250,000   Central Bank of Nigeria Ser. WW, 6 1/4s, 2020                                  179,375
             110,000   Bulgaria (Government of) Ser. A, FRB 2 1/4s, 2012                               67,650
              30,000   Ecuador (Republic of) (FRB) 6.625s, 2025                                        20,850
             328,238   Ecuador (Republic of) deb. Ser. PDI, FRB, 6.625s, 2015                         188,737
              30,000   Ivory Coast -- 144A FLIRB collateralized FRB 2s, 2018                            1,467
              25,000   Ivory Coast -- PDI bonds FRB 1.9s, 2018                                          1,423
             131,000   Peru (Government of) 144A Ser. PDI, 4s, 2017                                    80,735
              15,315   Russia (Government of) deb. FRB 6.625s, 2015                                     8,481
             326,000   United Mexican States bonds 11 3/8s, 2016                                      363,099
             250,000   United Mexican States sec. Ser. B, 6 1/4s, 2019                                206,875
             214,285   Venezuela (Government of) FLIRB deb. Ser. A,
                         FRB 6.625s, 2007                                                             177,321
                                                                                                 ------------
                       Total Brady Bonds (cost $3,460,581)                                       $  3,267,270

CONVERTIBLE PREFERRED STOCKS (2.6%) (a)
NUMBER OF SHARES                                                                                        VALUE

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------
                 750   Frederal-Mogul Corp. 144A $3.50 cv. cum. pfd.                             $     55,594

Basic Industrial Products (0.1%)
-------------------------------------------------------------------------------------------------------------
                 290   Case Corp. $4.50 cv. cum. pfd.                                                  32,553
               2,920   Ingersoll-Rand Co. $0.195 cv. pfd.                                              58,765
                                                                                                 ------------
                                                                                                       91,318

Broadcasting (0.2%)
-------------------------------------------------------------------------------------------------------------
                  10   Paxson Communications Corp. 144A 9.70% cv. pfd. (PIK)                          100,000
                 500   Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                   35,375
                                                                                                 ------------
                                                                                                      135,375

Communications (0.2%)
-------------------------------------------------------------------------------------------------------------
                 900   Lernout & Hauspie Speech Products N.V. 144A $2.375 cv. pfd                      54,000
                 890   Mediaone Group, Inc. Ser. D, $2.25 cv. pfd.                                     80,044
                                                                                                 ------------
                                                                                                      134,044

Computer Services and Software (0.1%)
-------------------------------------------------------------------------------------------------------------
                 600   Vanstar Financial Trust Corp. $3.375 cv. pfd.                                   24,300
                 240   Vanstar Financial Trust Corp. 144A $3.375 cv. cum. pfd.                          9,780
                 757   Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                                  41,824
                                                                                                 ------------
                                                                                                       75,904

Consumer Non Durables (--%)
-------------------------------------------------------------------------------------------------------------
                 450   DIMON, Inc. $3.25 cv. pfd.                                                       6,188

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------
                 720   Cendant Corp. $0.65 cv. pfd.                                                    20,835
                 700   Metromedia International Group, Inc. $3.625 cv. cum. pfd.                       36,050
               1,220   Wendy's Financing Ser. A, $2.50 cv. pfd.                                        67,100
                                                                                                 ------------
                                                                                                      123,985

Electronics and Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------
                 600   Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd.                         26,475

Energy-Related (--%)
-------------------------------------------------------------------------------------------------------------
                 300   CalEnergy Capital Trust 144A $3.75 cv. cum. pfd.                                17,325
                 400   CalEnergy Capital Trust $3.125 cv. cum. pfd.                                    23,100
                                                                                                 ------------
                                                                                                       40,425

Hospital Management and Medical Services (--%)
-------------------------------------------------------------------------------------------------------------
               1,877   MedPartners, Inc. $6.50 cv. pfd.                                                19,826

Insurance and Finance (0.6%)
-------------------------------------------------------------------------------------------------------------
                 485   Ahmanson (H.F.) & Co. $3.00 cv. cum. pfd.                                       70,749
                 839   American General Delaware Corp. $3.00 cv. cum. pfd.                             75,720
               1,010   Devon Financing Trust $3.25 cv. pfd.                                            61,863
                 527   Finova Finance Trust $2.75 cv. cum. pfd.                                        41,370
               1,150   Mandatory Common Exchange Trust (The) $3.625 cv. pfd.                           45,425
               1,000   Matewan Bancshares, Inc. Ser. A, $3.75 cv. cum. pfd.                            29,750
                 235   Penncorp Financial Group, Inc. 144A $3.50 cv. cum. pfd.                          9,782
               6,200   Philadelphia Consolidated Holding Corp. $0.534 cv. pfd.                         54,250
                 600   Protective Life Corp. $3.25 cv. cum. pfd.                                       37,200
                 390   St. Paul Capital LLC $3.00 cv. cum. pfd.                                        28,080
                 500   Suiza Capital Trust 144A $2.75 cv. pfd.                                         24,469
                 300   Timet Capital Trust I 144A $3.312 cv. pfd.                                      13,013
                 475   Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                34,497
                                                                                                 ------------
                                                                                                      526,168

Medical Supplies and Devices (0.1%)
-------------------------------------------------------------------------------------------------------------
                 540   Mckesson Corp. $2.50 cv. pfd.                                                   60,615
                 800   Owens & Minor, Inc. 144A $5.375 cv. pfd.                                        30,900
                                                                                                 ------------
                                                                                                       91,515

Metals and Mining (0.1%)
-------------------------------------------------------------------------------------------------------------
               1,010   Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                19,695
                 750   Hvide Capital Trust 144A $3.25 cv. pfd.                                         31,500
                 739   Titanium Metals Corp. $3.313 cv. pfd.                                           32,054
                                                                                                 ------------
                                                                                                       83,249

Oil and Gas (0.1%)
-------------------------------------------------------------------------------------------------------------
                 550   Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                23,238
                 380   Tosco Financing Trust 144A $2.875 cv. pfd.                                      20,330
                 400   Unocal Capital Trust $3.125 cv. cum. pfd.                                       21,450
                  38   XCL Ltd. $8.075 cv. pfd.                                                         4,104
                                                                                                 ------------
                                                                                                       69,122

Packaging and Containers (0.1%)
-------------------------------------------------------------------------------------------------------------
               1,400   Owens-Illinois, Inc. $2.375 cv.pfd.                                             72,975

Paper and Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------
               1,375   International Paper Co. $2.625 cv. pfd.                                         66,172

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------
               2,550   Equity Residential Property Ser. E, $1.75 cv. cum. pfd. (R)                     65,981
                 460   Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                                26,393
                                                                                                 ------------
                                                                                                       92,374

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------
               1,250   Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                    74,531
               1,565   K mart Financing I $3.875 cum. cv. pfd.                                        109,550
                                                                                                 ------------
                                                                                                      184,081

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------
                 800   Airtouch Communications, Inc. Ser. C, $2.125 cv. cum. pfd.                      66,000
               1,350   Tele-Communications (TCI Group) Ser. A, $2.125 cv. pfd.                        109,013
                                                                                                 ------------
                                                                                                      175,013

Transportation (--%)
-------------------------------------------------------------------------------------------------------------
                 880   Union Pacific 144A $3.125 cv. cum. pfd.                                         41,140

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------
               1,050   El Paso Energy Capital Trust $2.375 cv. pfd.                                    55,650
                                                                                                 ------------
                       Total Convertible Preferred Stocks (cost $2,113,931)                      $  2,166,593

FOREIGN GOVERNMENT BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
USD          406,000   Korea (Republic of) unsub. deb. 8 7/8s, 2008                              $    372,505
USD        1,243,000   Russia (Government of) deb. principal loans FRB
                         6.719s, 2020 (POR)                                                           587,318
USD           64,000   Venezuela (Government of) bonds 9 1/4s, 2027                                    49,523
                                                                                                 ------------
                       Total Foreign Government Bonds and Notes
                         (cost $1,210,142)                                                       $  1,009,346

WARRANTS (1.2%) (a) (NON)                                                       EXPIRATION
NUMBER OF WARRANTS                                                                 DATE                 VALUE
-------------------------------------------------------------------------------------------------------------
                 380   21st Century Telecom Group 144A                            2/15/10        $     34,200
                 400   Allegiance Telecom, Inc.                                   2/3/08                1,000
                 230   Cellnet Data Systems, Inc.                                 9/15/07              12,880
               3,200   CGA Group Ltd. 144A                                        4/15/01                  64
                 200   Colt Telecommunications Group PLC                          12/31/06             50,000
                  20   Concentric Network Corp.                                   12/15/07              2,700
                 472   Consorcio Ecuatoriano 144A (Ecuador)                       10/1/00                 236
                 180   E. Spire Communications, Inc.                              11/1/05              27,180
                 375   Econophone, Inc. 144A                                      1/10/07              22,500
                 140   Epic Resorts                                               6/15/05                   1
                  25   Esat Holdings, Inc. (Ireland)                              2/15/04                 875
                  60   Globalstar Telecom 144A                                    2/15/04               6,600
                 225   Hyperion Telecommunications 144A                           4/15/01              21,825
              10,000   Intelcom Group 144A                                        10/15/05            320,000
               2,200   Iridium World Com 144A                                     7/15/05             473,000
                 300   Knology Holdings, Inc. 144A                                10/15/07                450
                 320   McCaw International Ltd.                                   4/15/07                 800
                  30   Metronet Communications 144A                               8/15/07               1,200
                 200   MGC Communications, Inc. 144A                              10/1/04              12,000
                  70   Orbital Imaging Corp.                                      3/1/05                3,150
                  50   Orion Network Systems                                      1/15/07                 600
                 320   Paxson Communications Corp. 144A                           6/30/03                   3
                  20   Spanish Broadcasting Systems 144A                          5/30/99               4,100
                 125   UIH Australia/Pacific, Inc. 144A                           5/15/06               1,875
                  50   Urohealth Systems, Inc.                                    4/10/04                   1
                  60   Vialog Corp.                                               11/15/01              2,400
                                                                                                 ------------
                       Total Warrants (cost $625,400)                                            $    999,640

COMMON STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
              27,272   Capstar Broadcasting Partners (NON)                                       $     41,453
              25,000   Celcaribe S.A. 144A                                                            170,000
                 606   Hedstrom Holdings, Inc. 144A                                                       758
               1,307   Integrated Health Services, Inc.                                                49,013
                 425   NEXTEL Communications, Inc. Class A (NON)                                       10,572
               2,658   Sovereign Bancorp, Inc.                                                         43,442
               3,864   Trikon Technologies, Inc. (NON)                                                  2,294
                                                                                                 ------------
                       Total Common Stocks (cost $127,344)                                       $    317,532

SHORT-TERM INVESTMENTS (cost $917,148) (1.1%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
            $917,000   Interest in $750,000,000 joint repurchase agreement dated
                         June 30, 1998 with Goldman, Sachs & Co. due July 1, 1998
                         with respect to various U.S. Treasury obligations -- maturity
                         value of $917,148 for an effective yield of 5.8%                        $    917,148
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $82,476,477) (b)                                  $ 81,994,477
-------------------------------------------------------------------------------------------------------------


(a)   Percentages indicated are based on net assets of $83,591,684.

(b)   The aggregate identified cost on a tax basis is $82,486,448, resulting in gross unrealized appreciation and depreciation of $2,074,887 and $2,566,858, respectively, or net unrealized depreciation of $491,971.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(R)   Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the
      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at June 30, 1998, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1998


Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $82,476,477) (Note 1)                                              $81,994,477
-----------------------------------------------------------------------------------------------
Cash                                                                                     70,764
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             1,296,653
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,632,689
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          252,389
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                               79,161
-----------------------------------------------------------------------------------------------
Total assets                                                                         85,326,133

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian                                                                  40,752
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      1,091,963
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              252,248
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            138,864
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               24,618
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,122
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   55,967
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                               80,943
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   47,972
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,734,449
-----------------------------------------------------------------------------------------------
Net assets                                                                          $83,591,684

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4, and 5)                                                 $84,015,823
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (45,053)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                   107,358
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liablilities in foreign currencies                                          (486,444)
-----------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                          $83,591,684

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($36,677,613 divided by 4,152,997 shares)                                                 $8.83
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.83)*                                    $9.27
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($43,602,744 divided by 4,995,040 shares)**                                               $8.73
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,311,327 divided by 378,667 shares)                                                    $8.74
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.74)*                                    $9.03
-----------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                             $3,653,198
-----------------------------------------------------------------------------------------------
Dividends                                                                               411,981
-----------------------------------------------------------------------------------------------
Total investment income                                                               4,065,179

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        337,578
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          171,698
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          229
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          2,537
-----------------------------------------------------------------------------------------------
Distribution fees - Class A (Note 2)                                                     45,635
-----------------------------------------------------------------------------------------------
Distribution fees - Class B (Note 2)                                                    219,661
-----------------------------------------------------------------------------------------------
Distribution fees - Class M (Note 2)                                                     10,479
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                            1,390
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  28,281
-----------------------------------------------------------------------------------------------
Registration fees                                                                        18,570
-----------------------------------------------------------------------------------------------
Auditing                                                                                 58,573
-----------------------------------------------------------------------------------------------
Other                                                                                    11,511
-----------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                         (99,891)
-----------------------------------------------------------------------------------------------
Total expenses                                                                          806,251
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (30,223)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            776,028
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,289,151
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        857,590
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (19,324)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                       (2,139)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                             (742,376)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                  93,751
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $3,382,902
-----------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                  For the period
                                                                                                 January 2, 1997
                                                                                     Year ended    (commencement
                                                                                        June 30   of operations)
                                                                                           1998 to June 30, 1997
----------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 3,289,151      $   466,454
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           838,266           77,590
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liablities in foreign currencies                         (744,515)         258,071
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  3,382,902          802,115
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (1,506,236)        (123,230)
----------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,826,629)        (120,506)
----------------------------------------------------------------------------------------------------------------
    Class M                                                                            (184,443)         (15,269)
----------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (367,124)              --
----------------------------------------------------------------------------------------------------------------
    Class B                                                                            (433,622)              --
----------------------------------------------------------------------------------------------------------------
    Class M                                                                             (49,774)              --
----------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    62,756,878       21,273,622
----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         61,771,952       21,816,732

Net assets
----------------------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                                           21,819,732            3,000
----------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $45,053 and $212,757, repectively)                                        $83,591,684      $21,819,732
----------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                         Year ended     Jan. 2, 1997+
operating performance                                                                                June 30       to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $8.72            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)(d)                                                                             .72              .34
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                      .34              .02
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   1.06              .36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.72)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.23)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.95)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $8.83            $8.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                                                             12.61             4.30*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $36,678           $9,407
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)(d)                                                                           1.50              .74*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%) (d)                                                                           8.17             3.85*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                132.18            63.06*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period include amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect reductions of $0.02 per share for class A, B and M for the year ended June 30, 1998 and $0.07, $0.05, and $0.05 per share for class A, B and M respectively during the period of January 2, 1997 to June 30, 1997 (Note 2).





Financial highlights
(For a share outstanding throughout the period)


CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                         Year ended     Jan. 2, 1997+
operating performance                                                                                June 30       to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $8.71            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)(d)                                                                             .64              .30
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                      .35              .03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .99              .33
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.74)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.23)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.97)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $8.73            $8.71
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                                                             11.78             3.93*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $43,603          $11,099
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)(d)                                                                           2.25             1.12*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%) (d)                                                                           7.42             3.52*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                132.18            63.06*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period include amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect reductions of $0.02 per share for class A, B and M for the year ended June 30, 1998 and $0.07, $0.05, and $0.05 per share for class A, B and M respectively during the period of January 2, 1997 to June 30, 1997 (Note 2).





Financial highlights
(For a share outstanding throughout the period)


CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                         Year ended     Jan. 2, 1997+
operating performance                                                                                June 30       to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $8.72            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)(d)                                                                             .70              .33
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                      .33              .02
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   1.03              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.78)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.23)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                    (1.01)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $8.74            $8.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                                                             12.26             4.20*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $3,311           $1,314
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)(d)                                                                           1.75              .87*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%) (d)                                                                           7.92             3.79*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                132.18            63.06*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period include amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect reductions of $0.02 per share for class A, B and M for the year ended June 30, 1998 and $0.07, $0.05, and $0.05 per share for class A, B and M respectively during the period of January 2, 1997 to June 30, 1997 (Note 2).




Notes to financial statements
June 30, 1998

Note 1
Significant accounting policies

Putnam High Yield Total Return Fund (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks total return through high current income and capital appreciation by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares within approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of value is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which areagreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1998 the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, and organization costs. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1998, the fund reclassified $29,653 to increase distributions in excess of net investment income and $18,250 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $47,903. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $80,943. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of the average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1998, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.25% of the fund's average net assets.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At June 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1998, fund expenses were reduced by $30,223 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $510 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended June 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $69,239 and $2,841 from the sale of class A and class M shares, respectively and $38,399 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended June 30, 1998 purchases and sales of investment securities other than short-term investments aggregated $114,518,131 and $55,612,571, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          June 30, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,721,990      $33,437,589
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       169,518        1,512,208
------------------------------------------------------------
                                  3,891,508       34,949,797

Shares
repurchased                        (816,841)      (7,342,887)
------------------------------------------------------------
Net increase                      3,074,667      $27,606,910
------------------------------------------------------------

                                        For the period
                                        January 2, 1997
                                       (commencement of
                                        operations) to
                                          June 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,251,093      $10,640,288
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        11,821          100,715
------------------------------------------------------------
                                  1,262,914       10,714,003

Shares
repurchased                        (184,702)      (1,580,322)
------------------------------------------------------------
Net increase                      1,078,212      $ 9,160,681
------------------------------------------------------------

                                           Year ended
                                          June 30, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,541,086      $40,480,713
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       209,930        1,852,578
------------------------------------------------------------
                                  4,751,016       42,333,291

Shares
repurchased                      (1,029,826)      (9,220,179)
------------------------------------------------------------
Net increase                      3,721,190      $33,113,112
------------------------------------------------------------

                                        For the period
                                       January 2, 1997
                                       (commencement of
                                         operations) to
                                          June 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,413,631      $12,020,729
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        12,001          102,193
------------------------------------------------------------
                                  1,425,632       12,122,922

Shares
repurchased                        (151,900)      (1,286,397)
------------------------------------------------------------
Net increase                      1,273,732      $10,836,525
------------------------------------------------------------

                                           Year ended
                                          June 30, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         279,721       $2,504,170
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        21,310          188,251
------------------------------------------------------------
                                    301,031        2,692,421

Shares
repurchased                         (73,012)        (655,565)
------------------------------------------------------------
Net increase                        228,019       $2,036,856
------------------------------------------------------------

                                        For the period
                                        January 2, 1997
                                       (commencement of
                                         operations) to
                                          June 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         153,516       $1,302,143
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,438           12,252
------------------------------------------------------------
                                    154,954        1,314,395

Shares
repurchased                          (4,424)         (37,979)
------------------------------------------------------------
Net increase                        150,530       $1,276,416
------------------------------------------------------------

Note 5
Initial capitalization and offering
of shares

The fund was established as a Massachusetts business trust on January
22, 1996. During the period January 22, 1996 to January 1, 1997 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $1,000, $1,000, and $1,000 of initial organizational expenses to class A, B, and M respectively, and the issuance of 118 shares for each of the classes to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc.



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $30,781 as 28% capital gain for its taxable year ended June 30, 1998.

The fund has designated 9.38% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

Charles G. Pohl
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Total Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN033 -- 4464 2DG/2DI/2DJ     8/98